 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2007

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24968	95-3795478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (954) 596-1000

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 27, 2007, The Singing Machine Company, Inc., a Delaware corporation (the “Company”) announced its operating results for the fiscal year ended March 31, 2007. A copy of the press release that discusses these operating results is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report.

The information included in this Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information included in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of June 21, 2007, Mr. Danny Zheng resigned from his position as the Interim Chief Executive Officer of the Company. Effective as of the same date, the board of directors of the Company appointed Mr. Anton “Tony” Handal as the Chief Executive Officer of the Company. There are no family relationships among Mr. Handal and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. There are no understandings or arrangements between Mr. Handal and any other person pursuant to which Mr. Handal was appointed as the Chief Executive Officer. Mr. Handal has not entered into a transaction, nor was there any proposed transaction between Mr. Handal and the Company at any time since the beginning of the Company’s last fiscal year. Mr. Handal intends to spend his work time between his newly appointed position as the CEO of the Company and as a partner of Handal & Associates.

Anton “Tony” Handal, 52.

Mr. Handal became the Chief Executive Officer of the Company on June 21, 2007. He is also the founder and principal of Handal & Associates, a law firm founded in 1983. Mr. Handal is a member of the California and Florida State Bars. He is a graduate of University of California at Los Angeles (UCLA) school of Economics and received a Juris Doctor degree from Southwestern University School of Law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 27, 2007, issued by Manaris Corporation. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SINGING MACHINE COMPANY, INC.

Date: June 27, 2007	By:	/s/ Danny Zheng
Danny Zheng Chief Financial Officer